UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On November 5, 2025 (the “Closing Date”), Queen HoldCo, LLC (“Holdings”) and QXO Building Products, Inc. (the “Borrower”), each a wholly owned subsidiary of QXO, Inc. (the “Company”), entered into that certain Incremental Assumption and Amendment Agreement No. 1 (the “Credit Agreement Amendment”), by and among Holdings, the Borrower, the subsidiary loan parties party thereto, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent (the “Administrative Agent”), which amends and restates that certain Term Loan Credit Agreement, dated as of April 29, 2025 (the “Existing Credit Agreement”), by and among Holdings, the Borrower, the lenders party thereto, the Administrative Agent and the other parties named therein (as amended and restated by the Credit Agreement Amendment, the “Amended and Restated Credit Agreement”).

The Amended and Restated Credit Agreement reduces the applicable margin on the Borrower’s existing $850.0 million senior secured term loan B facility from 3.00% to 2.00% for term SOFR borrowings and from 2.00% to 1.00% for base rate borrowings.

The foregoing description of the Credit Agreement Amendment and the Amended and Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein, and the full text of the Amended and Restated Credit Agreement, a copy of which is attached as Annex A to the Credit Agreement Amendment and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Incremental Assumption and Amendment Agreement No.1, dated November 5, 2025, by and among Queen HoldCo, LLC, as Holdings, QXO Building Products, Inc., as Borrower, the subsidiary loan parties party thereto, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2025

QXO, INC.

By:	/s/ Ihsan Essaid
	Name:	Ihsan Essaid
	Title:	Chief Financial Officer